UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Real Assets Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Dear Investor

Real assets stocks posted solid gains over the closing months of 2010 as the global economic recovery supported strong demand for natural resources, energy, real estate, and infrastructure. The Real Assets Fund surged in this positive environment and significantly outpaced its benchmark index.

The Real Assets Fund rose 22.14% since its inception on July 28, 2010, and significantly outpaced the 14.77% return for the MSCI All Country World Index. All of the fund’s underlying asset classes generated strong positive absolute returns. Our industrial metals, precious metals, and natural resources stocks led the way with exceptional absolute returns, while our real estate and global infrastructure stocks generated more modest gains. Our natural resources, industrial metals, and global infrastructure stocks outpaced their respective underlying benchmarks by comfortable margins, while our portfolio of precious metals stocks lagged its benchmark modestly.

SUMMARY OF THE FUND’S INVESTMENT APPROACH

The Real Assets Fund invests in assets that typically provide some protection against the impact of inflation over time. In selecting investments, the fund’s management team searches for U.S. and international stocks that typically have a low correlation with the broader global equity market in order to outperform the market during periods of high or rising inflation. The fund is not a “fund of funds,” but our management team pays close attention to the analysis and judgment of the firm’s specialized mutual fund managers.

The fund normally invests at least 80% of its assets in real assets and securities of companies that derive at least 50% of their profits or revenues from real assets. Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The fund may invest in securities issued by companies of any market capitalization. It may also invest in real estate investment trusts (REITs), which are pooled investment vehicles that typically invest directly in real estate and mortgages and loans backed by real estate. We generally favor companies that benefit from leading industry positions, compelling business models, strong managements, and reasonable valuations.

Please note that the Real Assets Fund is currently available only within the underlying investment lineup of the T. Rowe Price Retirement Funds, although other T. Rowe Price asset allocation funds have the option of adding the fund to their respective investment lineups. Investors cannot make a direct purchase of the Real Assets Fund at this time.

MARKET ENVIRONMENT

After peaking in the spring, stocks fell sharply at midyear as investor sentiment plummeted amid concerns over the European debt crisis, a slowing U.S. recovery, and monetary tightening in key emerging markets. Equities rallied sharply in the second half of the year, driven by unexpectedly strong corporate earnings and encouraging economic signs, including a rebound in manufacturing. The Federal Reserve’s decision to introduce a second round of quantitative easing and the U.S. government’s extension of federal tax cuts also buoyed domestic stock prices. Emerging markets continue to lead the global economic recovery, but many developed economies are also on the mend.

Natural resources stocks surged in the second half of 2010 as the global economic recovery became more entrenched and concerns about the Macondo oil spill in the Gulf of Mexico and increased taxation eased. Driven by demand from increasingly resource-hungry emerging markets, prices for many commodities such as oil and copper reached new highs despite slower economic recoveries in the world’s larger developed markets. U.S. real estate securities provided strong returns against a backdrop of marginally improving economic conditions. Non-U.S. real estate stocks rose overall, but performance varied between countries and regions. Global infrastructure and utilities stocks recorded solid gains but underperformed the broader global equity markets.

PORTFOLIO REVIEW

Industrial and precious metals stocks were among our strongest performers, with metals prices rebounding sharply as fears over slowing growth in China and emerging markets faded. Industrial metals and mining companies like BHP Billiton, Vale, and Anglo American moved sharply higher in the period’s closing months. Freeport-McMoRan Copper & Gold was another standout as its share price more than doubled in the second half of 2010. Precious metals stocks posted strong gains, with silver producer Fresnillo among the top contributors. Metals stocks may be due for a pause over the near term after the exceptional gains of the past six months. However, they should continue to perform well over time as the global economic recovery progresses, emerging market demand grows, and inflation risks increase. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Energy stocks climbed as the global economy improved, with particularly strong demand from resource-hungry emerging markets. Our coal stocks generated attractive gains as international orders for coal increased and U.S. inventories declined. Two of our largest holdings, Peabody Energy and Arch Coal, were top performers. Conditions for coal stocks look very good over the short term, particularly as monsoon rains have hampered exports from Australia, a key supplier of coal for growing Asian markets. Shares of Transocean weighed on fund returns as the company continued to struggle with fallout resulting from the Macondo oil spill in the Gulf of Mexico.

The fund’s U.S. real estate stocks posted good gains but underperformed the broader global equity markets. Properties with shorter-term leases—apartments, hotels, self-storage, and the like—were among the first to feel the pain of the economy’s downturn and among the first to benefit from the recovery. Apartment stocks Equity Residential and AvalonBay Communities generated strong returns during the period, as did Starwood Hotels & Resorts and global hotelier Marriott International. Our global real estate stocks generally outpaced their U.S. counterparts but still trailed the global equity markets by a modest margin. Once again, hotel operators benefited from their ability to rapidly reset overnight rates in anticipation of increased business and leisure travel. Orient Express Hotels and Shangri-La Asia were among our top contributors. Residential builders in Asia were under pressure due to monetary tightening, which affected shares in China Resources Land and Shimao Property.

Our global infrastructure and utilities holdings also posted modest gains. Engineering and construction stocks are typically involved with building new production assets such as ore mines, oilfields, and refineries. McDermott International and Foster Wheeler were among the stronger performers in this segment. Chinese gas supplier Beijing Enterprises struggled due to short-term margin pressure resulting from a four-month lag in passing gas price hikes through to customers.

OUTLOOK

The outlook for the global economy appears markedly brighter than it did six months ago. Many emerging economies are growing gross domestic product at greater than 6% per year, and developed economies also are starting to improve, albeit at a slower pace. Such conditions should continue to underpin growing demand for natural resources, energy, infrastructure, and real estate. However, significant challenges remain. Developed countries face persistent unemployment and high government debt burdens, while emerging markets must address the inflationary and currency pressures resulting from surging growth.

The Real Assets Fund focuses on relatively volatile market sectors that are fraught with occasional challenges. As a result, effective security selection is essential. We believe Retirement Fund shareholders will benefit from the in-depth fundamental analysis performed by our global team of research and investment professionals.

Respectfully submitted,

Edmund M. Notzon
Chairman of the fund’s Investment Advisory Committee

January 26, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Performance and Expenses

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 95.5%		
CONSUMER DISCRETIONARY 1.4%		
Hotels, Resorts, & Cruise Lines 1.4%		
Marriott, Class A	257,400	10,693
Orient-Express, Class A (1)	193,100	2,508
Shangri-La Asia (HKD)	718,000	1,949
Starwood Hotels & Resorts Worldwide	112,400	6,832
Total Consumer Discretionary		21,982
ENERGY 17.2%		
Coal & Consumable Fuels 2.5%		
Arch Coal	380,000	13,323
Borneo Lumbung Energi & Metal (IDR) (1)	14,945,000	2,223
China Shenhua Energy, H Shares (HKD)	496,000	2,080
CONSOL Energy	60,600	2,954
Mongolian Mining (HKD) (1)	1,788,000	2,086
Paladin Energy (AUD) (1)	613,846	3,095
Peabody Energy	221,900	14,197
		39,958
Integrated Oil & Gas 4.1%		
BG Group (GBP)	319,604	6,458
BP, ADR	22,400	989
Chevron	93,500	8,532
ExxonMobil	90,200	6,596
Gazprom, ADR	227,326	5,740
Hess	61,000	4,669
Murphy Oil	105,000	7,828
Origin Energy (AUD)	64,341	1,096
Petroleo Brasileiro, ADR	163,600	5,590
Royal Dutch Shell, Class A, ADR	119,900	8,007
Statoil (NOK)	30,475	724
Suncor Energy	118,600	4,541

Total, ADR	57,100	3,054
		63,824
Oil & Gas Drilling 0.9%		
Diamond Offshore Drilling	113,600	7,597
Ensco, ADR	70,200	3,747
Noble	81,700	2,922
		14,266
Oil & Gas Equipment & Services 5.1%		
Baker Hughes	145,700	8,330
Cameron International (1)	281,100	14,260
FMC Technologies (1)	97,300	8,651
Halliburton	128,100	5,230
National Oilwell Varco	28,900	1,943
Schlumberger	249,888	20,866
Subsea 7 (NOK) (1)	98,009	2,551
Technip (EUR)	58,103	5,365
Tenaris, ADR	144,400	7,073
Trican Well Service (CAD)	214,900	4,353
WorleyParsons (AUD)	24,495	670
		79,292
Oil & Gas Exploration & Production 3.7%		
Anadarko Petroleum	42,400	3,229
Atlas Energy (1)	106,200	4,670
Cairn Energy (GBP) (1)	270,048	1,768
Canadian Natural Resources	205,900	9,146
Cobalt International Energy (1)	119,900	1,464
Concho Resources (1)	34,700	3,042
Continental Resources (1)	5,700	335
Devon Energy	16,300	1,280
EOG Resources	85,400	7,806
Newfield Exploration (1)	60,200	4,341
Nexen	101,400	2,322

Range Resources	93,600	4,210
Southwestern Energy (1)	171,000	6,401
Tullow Oil (GBP)	186,544	3,668
Ultra Petroleum (1)	75,200	3,592
Woodside Petroleum (AUD)	31,765	1,383
		58,657
Oil & Gas Storage & Transportaion 0.7%		
El Paso Corporation	284,800	3,919
Enbridge (CAD)	34,300	1,941
Spectra Energy	160,800	4,019
Williams Companies	213,000	5,265
		15,144
Total Energy		271,141
FINANCIALS 32.3%		
Diversified Real Estate Activities 3.1%		
First Capital Realty (CAD)	244,200	3,711
Hang Lung Properties (HKD)	1,777,000	8,264
Kerry Properties (HKD)	314,500	1,631
Mitsubishi Estate (JPY)	633,000	11,742
Mitsui Fudosan (JPY)	374,000	7,458
Sun Hung Kai Properties (HKD)	749,000	12,392
Wharf Holdings (HKD)	408,000	3,139
		48,337
Diversified Real Estate Investment Trusts (REITs) 2.3%		
GPT Group, Equity Units, REIT (AUD)	1,823,498	5,483
Mapletree Industrial Trust, Equity Units, REIT (SGD) (1)	1,879,000	1,596
Mirvac Group, REIT (AUD)	1,022,898	1,282
Shaftesbury, REIT (GBP)	612,370	4,277
Stockland, REIT (AUD)	746,863	2,750
Vornado Realty Trust, REIT	200,000	16,666

Washington Real Estate Investment Trust, REIT	116,100	3,598
		35,652
Industrial Real Estate Investment Trusts (REITs) 2.1%		
AMB Property, REIT	437,300	13,867
Ascendas Real Estate Investment Trust (SGD)	1,876,000	3,026
CapitaCommercial Trust, REIT (SGD)	2,284,000	2,669
DCT Industrial Trust, REIT	260,400	1,383
EastGroup Properties, REIT	66,300	2,806
ProLogis, REIT	588,100	8,492
Terreno Realty, REIT (1)	36,500	654
		32,897
Mortgage Real Estate Investment Trusts (REITs) 0.2%		
Starwood Property Trust, REIT	160,600	3,450
		3,450
Office Real Estate Investment Trusts (REITs) 4.7%		
Alexandria Real Estate, REIT	91,000	6,667
Allied Properties, REIT (CAD)	72,200	1,564
BioMed Realty Trust, REIT	344,100	6,418
Boston Properties, REIT	172,300	14,835
Brookfield Office Properties Canada, REIT (CAD)	57,100	1,243
Commonwealth Property Office, Equity Units, REIT (AUD)	2,567,572	2,180
Derwent London, REIT (GBP)	47,262	1,150
Douglas Emmett, REIT	479,000	7,951
Great Portland Estates, REIT (GBP)	791,303	4,451
Highwoods Properties, REIT	111,600	3,554
Japan Real Estate Investment, REIT (JPY)	149	1,545
Kilroy Realty, REIT	295,900	10,792
SL Green Realty, REIT	176,300	11,902
		74,252
Real Estate Development 0.5%		
Agile Property (HKD)	628,000	929

China Overseas Land & Investment (HKD)	712,000	1,319
China Resources Land (HKD)	1,182,000	2,147
Shimao Property (HKD)	733,000	1,107
Soho China (HKD)	3,178,500	2,348
		7,850
Real Estate Operating Companies 1.5%		
Brookfield Properties	92,300	1,618
Global Logistic Properties (SGD) (1)	1,731,000	2,913
Hongkong Land Holdings	447,000	3,227
Hufvudstaden (SEK)	324,798	3,793
Hysan Development (HKD)	542,000	2,559
Iguatemi Empresa de Shopping Centers (BRL)	85,500	2,138
Multiplan Empreendimentos (BRL)	147,400	3,277
PSP Swiss Property (CHF)	49,051	3,935
		23,460
Residential Real Estate Investment Trusts (REITs) 4.2%		
AvalonBay Communities, REIT	145,600	16,387
BRE Properties, Class A, REIT	239,600	10,423
Camden Property Trust, REIT	140,600	7,590
Equity Residential, REIT	389,800	20,250
Essex Property Trust, REIT	56,800	6,488
Nippon Accommodations Fund, REIT (JPY)	497	3,844
Post Properties, REIT	46,400	1,684
		66,666
Retail Real Estate Investment Trusts (REITs) 10.7%		
Capital Shopping Centres, REIT (GBP)	523,295	3,407
Capitamall Trust, REIT (SGD)	3,735,000	5,675
CBL & Associates Properties, REIT	221,400	3,874
CFS Retail Property, Equity Units, REIT (AUD)	1,966,302	3,540
Corio, REIT (EUR)	65,236	4,186
Equity One, REIT	222,500	4,045
Eurocommercial Properties, REIT (EUR)	37,226	1,713

Federal Realty Investment Trust, REIT	191,800	14,947
Frontier Real Estate Investment, REIT (JPY)	300	2,864
General Growth Properties, REIT	597,300	9,246
Hammerson, REIT (GBP)	693,761	4,513
Kimco Realty, REIT	643,200	11,603
Macerich Company, REIT	302,100	14,310
Primaris Retail Real Estate Investment Trust, REIT (CAD)	209,200	4,111
Regency Centers, REIT	227,300	9,601
Saul Centers, REIT	48,900	2,315
Simon Property Group, REIT	376,800	37,488
Taubman Centers, REIT	172,800	8,723
Unibail-Rodamco, REIT (EUR)	48,000	9,493
Weingarten Realty Investors, REIT	103,600	2,462
Westfield Group, REIT (AUD)	761,029	7,457
Westfield Retail Trust, REIT (AUD) (1)	1,352,253	3,555
		169,128
Specialized Real Estate Investment Trusts (REITs) 3.0%		
Healthcare Realty Trust, REIT	410,500	8,690
Host Hotels & Resorts, REIT	570,200	10,190
Plum Creek Timber, REIT	170,900	6,400
Public Storage, REIT	193,000	19,574
Weyerhaeuser, REIT	101,700	1,925
		46,779
Total Financials		508,471
INDUSTRIALS & BUSINESS SERVICES 3.7%		
Air Freight & Logistics 0.0%		
Toll Holdings (AUD)	67,520	396
		396
Airport Services 0.1%		
Fraport (EUR)	12,448	784

Malaysia Airports Holdings (MYR)	339,700	692
		1,476
Construction & Engineering 1.2%		
China Railway Construction, H Shares (HKD)	237,000	285
Fluor	52,800	3,499
Foster Wheeler (1)	167,600	5,786
Larsen & Toubro, GDR	11,379	504
OHL Mexico (MXN) (1)	301,900	579
Quanta Services (1)	286,100	5,699
Sarana Menara Nusantara (IDR) (1)	245,000	352
Vinci (EUR)	38,695	2,104
		18,808
Construction & Farm Machinery & Heavy Trucks 0.7%		
Bucyrus International, Class A	46,600	4,166
Joy Global	68,500	5,942
		10,108
Environmental & Facilities Services 0.1%		
KEPCO Plant Service & Engineering (KRW) (1)	11,863	548
Republic Services	33,800	1,009
		1,557
Heavy Electrical Equipment 0.3%		
ABB (CHF)	32,370	721
Alstom (EUR)	10,229	489
Babcock and Wilcox (1)	115,620	2,959
		4,169
Highways & Railtracks 0.4%		
Abertis Infraestructuras (EUR)	65,911	1,185
Atlantia (EUR)	52,472	1,071
Companhia de Concessoes Rodoviaria (BRL)	36,500	1,031
Globaltrans Investment, GDR	28,739	489

Sichuan Expressway, H Shares (HKD)	852,000	548
Transurban Group (AUD)	144,784	758
Zhejiang Expressway, H Shares (HKD)	758,000	744
		5,826

Industrial Conglomerates 0.4%

McDermott International (1)	294,100	6,085
SembCorp Industries (SGD)	159,000	637
Shanghai Industrial (HKD)	12,000	51
		6,773

Marine Ports & Services 0.1%

China Merchants Holdings International (HKD)	162,000	640
DP World	1,118,588	705
Koninklijke Vopak (EUR)	18,640	880
		2,225

Railroads 0.4%

Asciano (AUD) (1)	490,747	801
Central Japan Railway (JPY)	168	1,407
CSX	17,200	1,111
East Japan Railway (JPY)	24,500	1,593
Union Pacific	12,900	1,196
		6,108

Trading Companies & Distributors 0.0%

Mills Estruturas e Servicos de Engenharia (BRL)	31,900	396
		396

Total Industrials & Business Services		57,842

INFORMATION TECHNOLOGY 0.2%

Electronic Equipment & Instruments 0.1%

First Solar (1)	16,900	2,199
		2,199

Semiconductor Equipment 0.1%		
MEMC Electronic Materials (1)	117,000	1,318
		1,318
Total Information Technology		3,517
MATERIALS 36.7%		
Construction Materials 0.2%		
Vulcan Materials	68,200	3,025
		3,025
Diversified Metals & Mining 16.9%		
Anglo American (GBP)	575,812	29,944
Antofagasta (GBP)	161,079	4,048
BHP Billiton (GBP)	591,241	23,515
BHP Billiton (AUD)	1,124,824	52,059
CITIC Dameng Holdings (HKD) (1)	5,372,000	1,859
Compass Minerals	39,400	3,517
Eurasian Natural Resources (GBP)	333,606	5,451
Freeport-McMoRan Copper & Gold	251,500	30,203
Grande Cache Coal (CAD) (1)	212,300	2,236
HudBay Minerals	69,400	1,267
Kazakhmys (GBP)	118,130	2,973
MacArthur Coal (AUD)	265,862	3,481
Rio Tinto (GBP)	371,090	25,957
Rio Tinto (AUD)	114,999	10,053
Sterlite Industries India, ADS	149,900	2,479
Teck Resources (CAD)	175,300	10,894
Vale, ADR (1 ADR represents 1 common share)	210,800	7,287
Vale, ADR (1 ADR represents 1 preference 'A' share)	730,500	22,076
Walter Energy	60,100	7,683
Xstrata (GBP)	817,486	19,188
		266,170

TELECOMMUNICATION SERVICES 0.2%

Wireless Telecommunication Services 0.2%

American Tower, Class A (1)	20,400	1,054
Crown Castle International (1)	27,000	1,183
Total Telecommunication Services		2,237

UTILITIES 3.4%

Electric Utilities 0.9%

American Electric Power	33,600	1,209
Cheung Kong Infrastructure (HKD)	164,000	751
CLP Holdings (HKD)	109,000	888
E.ON (EUR)	37,890	1,161
Electricite de France (EUR)	7,728	317
Enel (EUR)	336,553	1,682
Energias do Brasil (BRL)	22,500	525
Entergy	22,800	1,615
Exelon	51,700	2,153
FirstEnergy	22,700	840
PPL	43,800	1,153
Red Electrica (EUR)	15,376	723
Terna (EUR)	141,217	596
		13,613

Gas Utilities 0.3%

China Resources Gas Group (HKD)	618,000	895
ENN Energy (HKD)	314,000	939
GAIL India, GDR	13,560	922
Perusahaan Gas Negara (IDR)	1,760,000	865
Tokyo Gas (JPY)	277,000	1,228
		4,849

Independent Power Producers & Energy Traders 1.2%

AES (1)	365,000	4,446

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	7/28/10 Through 12/31/10
Investment Income (Loss)	
Income	
Dividend	$ 8,996
Interest	6
Total income	9,002
Expenses	
Investment management	2,069
Shareholder servicing	444
Custody and accounting	107
Registration	93
Legal and audit	17
Directors	2
Organization	2
Miscellaneous	15
Total expenses	2,749
Expenses paid indirectly	(3)
Net expenses	2,746
Net investment income	6,256
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	5,454
Foreign currency transactions	(398)
Net realized gain	5,056
Change in net unrealized gain (loss)	
Securities	157,763
Other assets and liabilities denominated in foreign currencies	6
Change in net unrealized gain	157,769
Net realized and unrealized gain	162,825
INCREASE IN NET ASSETS FROM OPERATIONS	$ 169,081

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Real Assets Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on July 28, 2010. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the period ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2010, approximately 11% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,442,401,000 and $97,221,000, respectively, for the period ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Reclassifications between income and gain relate primarily to the character of dividends received from REIT investments. For the period ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the partial inception year ended December 31, 2010 totaled $10,871,000 and was characterized as ordinary income. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and December 31 is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. Similarly, certain dividends declared by real estate investment trusts (REITs) in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals), but for financial reporting purposes are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2013. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. For the period ended December 31, 2010, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the period ended December 31, 2010, expenses incurred pursuant to these service agreements were $63,000 for Price Associates and $0 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the period ended December 31, 2010, the fund was allocated $443,000 of Retirement Funds’ expenses, of which $271,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 100% of the outstanding shares of the fund were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Real Assets
Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Assets Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period July 28, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $5,377,000 from short-term capital gains.

For taxable non-corporate shareholders, $3,814,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,246,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $5,125,000 and foreign taxes paid of $365,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2010	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2010

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2010	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2010

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2010	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2010

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2010	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2010	Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2010	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2010	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Assets Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011